Exhibit 99.1

Teradyne Reports Third Quarter 2017 Results

•	Q3’17 revenue and earnings exceeded guidance on strength of Semiconductor Test shipments

•	Semiconductor Test revenue up 23% compared with Q3’16 and for the first 9 months compared with 2016

•	Universal Robots revenue up 70% compared with Q3’16, up 77% for the first 9 months compared with 2016

	Q3’17	Q3’16	Q2’17
Orders (mil)	$410	$378	$462
Revenue (mil)	$503	$410	$697
GAAP EPS	$0.52	$0.31	$0.87
Non-GAAP EPS	$0.54	$0.33	$0.90

NORTH READING, Mass. – October 25, 2017 – Teradyne, Inc. (NYSE: TER) reported revenue of $503 million for the third quarter of 2017 of which $397 million was in Semiconductor Test, $40 million in Industrial Automation, $35 million in System Test, and $31 million in Wireless Test. GAAP net income for the third quarter was $103.4 million or $0.52 per share. On a non-GAAP basis, Teradyne’s net income in the third quarter was $107.7 million, or $0.54 per diluted share, which excluded acquired intangible assets amortization, non-cash convertible debt interest, restructuring and other charges, and included the related tax impact on non-GAAP adjustments.

Orders in the third quarter of 2017 were $410 million of which $295 million were in Semiconductor Test, $40 million in Industrial Automation, $42 million in System Test, and $33 million in Wireless Test.

“Strong Semiconductor Test performance, with greater than expected image sensor test system shipments, drove Q3 revenue and earnings above the high end of our guidance,” said CEO and President Mark Jagiela. “Additionally, Universal Robots growth remained strong with Q3 revenue up 70% over the Q3’16 period and up 77% for the first 9 months of the year.”

On the demand front, Semiconductor Test achieved its highest third quarter orders in over a decade driven mainly by record memory test orders. This, combined with continued strong growth at Universal Robots, positions the Company for full year sales over $2 billion and net income of over $2 per share at the mid-point of our Q4 guidance.”

Guidance for the fourth quarter of 2017 is revenue of $420 million to $450 million, with GAAP net income of $0.27 to $0.33 per diluted share and non-GAAP net income of $0.31 to $0.37 per diluted share. Non-GAAP guidance excludes acquired intangible assets amortization, non-cash convertible debt interest, and includes the related tax impact on non-GAAP adjustments.

Webcast

A conference call to discuss the third quarter results, along with management’s business outlook, will follow at 10 a.m. ET, Thursday, October 26. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. Presentation materials will be available starting at 10 a.m. ET. A replay will be available on the Teradyne website at www.teradyne.com/investors.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income exclude acquired intangible assets amortization, non-cash convertible debt interest, pension actuarial gains and losses, discrete income tax adjustments, goodwill impairment, acquired intangible assets impairment, and restructuring and other. GAAP requires that these items be included in determining income from operations and net income. Non-GAAP income from operations, non-GAAP net income, non-GAAP income from operations and non-GAAP net income as a percentage of revenue, and non-GAAP net income per share are non-GAAP performance measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP performance measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes pension actuarial gains and losses. GAAP requires that these items be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP performance measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Management believes each of these non-GAAP performance measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP performance measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of automation equipment for test and industrial applications. Teradyne Automatic Test Equipment (ATE) is used to test semiconductors, wireless products, data storage and complex electronic systems, which serve consumer, communications, industrial and government customers. Our Industrial Automation products include collaborative robots used by global manufacturing and light industrial customers to improve quality and increase manufacturing efficiency. In 2016, Teradyne had revenue of $1.75 billion and currently employs approximately 4,400 people worldwide. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements regarding Teradyne’s future business prospects, results of operations, market conditions, earnings per share, the payment of a quarterly dividend, the repurchase of Teradyne common stock pursuant to a share repurchase program, use of proceeds and potential dilution from the senior convertible notes offering and potential borrowings under a senior secured credit facility. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance, events, earnings per share, use of cash, payment of dividends, repurchases of common stock, payment of the senior convertible notes or availability of, or borrowing under, the credit facility. There can be no assurance that management’s estimates of Teradyne’s future results or other forward-looking statements will be achieved. Additionally, the current dividend and share repurchase programs may be modified, suspended or discontinued at any time. Important factors that could cause actual results, earnings per share, use of cash, dividend payments, repurchases of common stock, payment of the senior convertible notes or borrowings under the credit facility to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand from one or more significant customers; development, delivery and acceptance of new products; the ability to grow Universal Robots’ business; increased research and development spending; deterioration of Teradyne’s financial condition; the consummation and success of any mergers or acquisitions; unexpected cash needs; insufficient cash flow to make required payments and pay the principal amount on the senior convertible notes; the business judgment of the board of directors that a declaration of a dividend, the repurchase of common stock or borrowing under the credit facility is not in the company’s best interests; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Quarterly Report on Form 10-Q for the period ended July 2, 2017. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR THIRD FISCAL QUARTER OF 2017

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Quarter Ended			Nine Months Ended
	October 1, 2017	July 2, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Net revenues	$503,378	$696,901	$410,475	$1,657,191	$1,373,261
Cost of revenues (exclusive of acquired intangible assets amortization shown separately below) (1) (2)	208,592	305,682	183,116	706,253	632,700

Gross profit	294,786	391,219	227,359	950,938	740,561

Operating expenses:
Selling and administrative (1)	86,244	89,131	78,794	260,282	239,393
Engineering and development (1)	77,190	81,728	71,400	235,101	220,973
Acquired intangible assets amortization	7,028	8,166	8,487	23,145	44,725
Restructuring and other (3)	(4,407)	2,288	12,177	392	16,372
Goodwill impairment (4)	—	—	—	—	254,946
Acquired intangible assets impairment (4)	—	—	—	—	83,339

Operating expenses	166,055	181,313	170,858	518,920	859,748

Income (loss) from operations	128,731	209,906	56,501	432,018	(119,187)

Interest and other (5)	(1,294)	(3,029)	3,180	(5,689)	5,242

Income (loss) before income taxes	127,437	206,877	59,681	426,329	(113,945)

Income tax provision (benefit)	24,017	31,901	(4,113)	62,713	(4,178)

Net income (loss)	$103,420	$174,976	$63,794	$363,616	$(109,767)

Net income (loss) per common share:
Basic	$0.52	$0.88	$0.32	$1.83	$(0.54)

Diluted	$0.52	$0.87	$0.31	$1.81	$(0.54)

Weighted average common shares — basic	197,485	198,774	202,211	198,755	203,167

Weighted average common shares — diluted	200,775	201,529	203,929	201,413	203,167

Cash dividend declared per common share	$0.07	$0.07	$0.06	$0.21	$0.18

Net orders	$410,229	$461,606	$378,461	$1,466,567	$1,238,862

(1) Pension actuarial (gains) losses included in our operating results were as follows:
	Quarter Ended			Nine Months Ended
	October 1, 2017	July 2, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Cost of revenues	$—	$(664)	$364	$(664)	$(250)
Selling and administrative	—	(1,094)	192	(1,094)	(441)
Engineering and development	—	(746)	106	(746)	(509)

	$—	$(2,504)	$662	$(2,504)	$(1,200)

(2) Cost of revenues includes:
	Quarter Ended			Nine Months Ended
	October 1, 2017	July 2, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Provision for excess and obsolete inventory	$1,859	$2,569	$3,033	$7,154	$15,148
Sale of previously written down inventory	(3,121)	(2,149)	(1,794)	(6,404)	(8,113)

	$(1,262)	$420	$1,239	$750	$7,035

(3) Restructuring and other consists of:
	Quarter Ended			Nine Months Ended
	October 1, 2017	July 2, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Employee severance	$581	$789	$4,203	$1,953	$5,920
Contingent consideration fair value adjustment	(286)	1,499	7,974	1,847	10,452
Facility related	(393)	—	—	901	—
Property insurance recovery	(5,064)	—	—	(5,064)	(5,051)
Expenses and impairment of fixed assets related to Japan earthquake	755	—	—	755	5,051

	$(4,407)	$2,288	$12,177	$392	$16,372

(4) Goodwill and acquired intangible assets impairment related to Teradyne’s Wireless Test business segment.

(5) Interest and other includes:
	Quarter Ended			Nine Months Ended
	October 1, 2017	July 2, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Non-cash convertible debt interest expense	$3,127	$3,088	$—	$9,265	$—

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	October 1, 2017	December 31, 2016
Assets
Cash and cash equivalents	$418,677	$307,884
Marketable securities	1,217,830	871,024
Accounts receivable, net	268,068	192,444
Inventories, net	125,183	135,958
Prepayments	105,309	108,454
Other current assets	5,021	8,039

Total current assets	2,140,088	1,623,803

Property, plant and equipment, net	259,080	253,821
Marketable securities	211,943	433,843
Deferred tax assets	120,228	107,405
Other assets	12,028	12,165
Retirement plans assets	10,954	7,712
Acquired intangible assets, net	85,729	100,401
Goodwill	249,277	223,343

Total assets	$3,089,327	$2,762,493

Liabilities
Accounts payable	$79,429	$95,362
Accrued employees’ compensation and withholdings	113,634	109,944
Deferred revenue and customer advances	111,506	84,478
Other accrued liabilities	62,611	51,382
Contingent consideration	21,818	1,050
Accrued income taxes	42,377	30,480

Total current liabilities	431,375	372,696

Retirement plans liabilities	114,316	106,938
Long-term deferred revenue and customer advances	31,686	23,463
Deferred tax liabilities	10,543	12,144
Long-term other accrued liabilities	11,604	28,642
Long-term contingent consideration	17,311	37,282
Long-term debt	362,595	352,669

Total liabilities	979,430	933,834

Shareholders’ equity	2,109,897	1,828,659

Total liabilities and shareholders’ equity	$3,089,327	$2,762,493

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended		Nine Months Ended
	October 1, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Cash flows from operating activities:
Net income (loss)	$103,420	$63,794	$363,616	$(109,767)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	16,769	16,269	49,243	48,437
Amortization	9,901	9,095	32,313	46,275
Stock-based compensation	8,308	7,555	25,620	23,012
Deferred taxes	2,884	(21,110)	(679)	(42,568)
Provision for excess and obsolete inventory	1,859	3,033	7,154	15,148
Contingent consideration fair value adjustment	(286)	7,974	1,847	10,452
Property insurance recovery	(4,309)	—	(4,309)	(5,051)
Impairment of fixed assets	—	—	—	4,179
Retirement plans actuarial losses (gains)	—	662	(2,504)	(1,200)
Tax benefit related to employee stock compensation awards	—	(3,399)	—	(3,399)
Goodwill impairment	—	—	—	254,946
Acquired intangible assets impairment	—	—	—	83,339
Other	36	(426)	429	151

Changes in operating assets and liabilities:
Accounts receivable	137,807	183,890	(75,623)	45,660
Inventories	31,919	18,378	23,770	48,600
Prepayments and other assets	2,937	384	7,362	(13,273)
Accounts payable and accrued expenses	(27,778)	(32,672)	5,298	(38,712)
Deferred revenue and customer advances	29,223	(52,692)	34,535	53,380
Retirement plans contributions	(2,875)	(3,573)	(4,858)	(5,871)
Income taxes	15	4,221	15,808	4,227

Net cash provided by operating activities	309,830	201,383	479,022	417,965

Cash flows from investing activities:
Purchases of property, plant and equipment	(27,280)	(19,659)	(73,247)	(66,252)
Purchases of available-for-sale marketable securities	(701,704)	(438,526)	(1,036,523)	(875,837)
Proceeds from sales of available-for-sale marketable securities	129,915	131,946	443,169	466,744
Proceeds from maturities of available-for-sale marketable securities	165,648	74,138	473,255	202,162
Proceeds from property insurance	5,064	—	5,064	5,051

Net cash used for investing activities	(428,357)	(252,101)	(188,282)	(268,132)

Cash flows from financing activities:
Issuance of common stock under stock purchase and stock option plans	9,247	2,189	24,462	20,085
Repurchase of common stock	(57,493)	(28,309)	(151,821)	(85,092)
Dividend payments	(13,805)	(12,123)	(41,730)	(36,548)
Tax benefit related to employee stock compensation awards	—	3,399	—	3,399
Payments related to net settlement of employee stock compensation awards	(146)	(77)	(12,584)	(9,229)
Payments of contingent consideration	—	—	(1,050)	(11,697)

Net cash used for financing activities	(62,197)	(34,921)	(182,723)	(119,082)

Effects of exchange rate changes on cash and cash equivalents	1,052	2,481	2,776	2,481

(Decrease) increase in cash and cash equivalents	(179,672)	(83,158)	110,793	33,232
Cash and cash equivalents at beginning of period	598,349	381,095	307,884	264,705

Cash and cash equivalents at end of period	$418,677	$297,937	$418,677	$297,937

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	October 1, 2017	% of Net Revenues			July 2, 2017	% of Net Revenues			October 2, 2016	% of Net Revenues
Net revenues	$503.4				$696.9				$410.5

Gross profit - GAAP	$294.8	58.6%			$391.2	56.1%			$227.4	55.4%
Pension mark-to-market adjustment (1)	—	—			(0.7)	-0.1%			0.4	0.1%

Gross profit - non-GAAP	$294.8	58.6%			$390.5	56.0%			$227.8	55.5%

Income from operations - GAAP	$128.7	25.6%			$209.9	30.1%			$56.5	13.8%
Acquired intangible assets amortization	7.0	1.4%			8.2	1.2%			8.5	2.1%
Restructuring and other (2)	(4.4)	-0.9%			2.3	0.3%			12.2	3.0%
Pension mark-to-market adjustment (1)	—	—			(2.5)	-0.4%			0.7	0.2%

Income from operations - non-GAAP	$131.3	26.1%			$217.9	31.3%			$77.9	19.0%

			Net Income per Common Share				Net Income per Common Share				Net Income per Common Share
	October 1, 2017	% of Net Revenues	Basic	Diluted	July 2, 2017	% of Net Revenues	Basic	Diluted	October 2, 2016	% of Net Revenues	Basic	Diluted
Net income - GAAP	$103.4	20.5%	$0.52	$0.52	$175.0	25.1%	$0.88	$0.87	$63.8	15.5%	$0.32	$0.31
Acquired intangible assets amortization	7.0	1.4%	0.04	0.04	8.2	1.2%	0.04	0.04	8.5	2.1%	0.04	0.04
Interest and other (3)	3.1	0.6%	0.02	0.02	3.1	0.4%	0.02	0.02	—	—	—	—
Restructuring and other (2)	(4.4)	-0.9%	(0.02)	(0.02)	2.3	0.3%	0.01	0.01	12.2	3.0%	0.06	0.06
Pension mark-to-market adjustment (1)	—	—	—	—	(2.5)	-0.4%	(0.01)	(0.01)	0.7	0.2%	0.00	0.00
Exclude discrete tax adjustments (4)	0.3	0.1%	0.00	0.00	0.5	0.1%	0.00	0.00	(10.7)	-2.6%	(0.05)	(0.05)
Non-GAAP tax adjustments (5)	(1.7)	-0.3%	(0.01)	(0.01)	(5.1)	-0.7%	(0.03)	(0.03)	(6.8)	-1.7%	(0.03)	(0.03)

Net income - non-GAAP	$107.7	21.4%	$0.55	$0.54	$181.5	26.0%	$0.91	$0.90	$67.7	16.5%	$0.33	$0.33

GAAP and non-GAAP weighted average common shares - basic	197.5				198.8				202.2
GAAP weighted average common shares - diluted	200.8				201.5				203.9
Exclude dilutive shares from convertible note	(1.1)				(0.7)				—

Non-GAAP weighted average common shares - diluted	199.7				200.8				203.9

(1) Actuarial (gains) losses recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(2) Restructuring and other consists of:
	Quarter Ended
	October 1, 2017				July 2, 2017				October 2, 2016
Employee severance	$0.6				$0.8				$4.2
Contingent consideration fair value adjustment	(0.3)				1.5				8.0
Facility related	(0.4)				—				—
Property insurance recovery	(5.1)				—				—
Expenses and Impairment of fixed assets related to Japan earthquake	0.8				—				—

	$(4.4)				$2.3				$12.2

(3) For the quarters ended October 1, 2017 and July 2, 2017, interest and other included non-cash convertible debt interest expense.

(4) For the quarters ended October 1, 2017, July 2, 2017 and October 2, 2016 adjustment to exclude discrete income tax items.

(5) For periods after December 31, 2016, the non-GAAP annual effective tax rate is based on a with and without calculation with respect to non-GAAP reconciling items.

	Nine Months Ended
	October 1, 2017	% of Net Revenues			October 2, 2016	% of Net Revenues
Net Revenues	$1,657.2				$1,373.3

Gross profit - GAAP	$950.9	57.4%			$740.6	53.9%
Pension mark-to-market adjustment (1)	(0.7)	0.0%			(0.3)	0.0%

Gross profit - non-GAAP	$950.2	57.3%			$740.3	53.9%

Income (loss) from operations - GAAP	$432.0	26.1%			$(119.2)	-8.7%
Acquired intangible assets amortization	23.1	1.4%			44.7	3.3%
Restructuring and other (2)	0.4	0.0%			16.4	1.2%
Pension mark-to-market adjustment (1)	(2.5)	-0.2%			(1.2)	-0.1%
Goodwill impairment (3)	—	—			254.9	18.6%
Acquired intangible assets impairment (3)	—	—			83.3	6.1%

Income from operations - non-GAAP	$453.0	27.3%			$278.9	20.3%

			Net Income per Common Share				Net (Loss) Income per Common Share
	October 1, 2017	% of Net Revenues	Basic	Diluted	October 2, 2016	% of Net Revenues	Basic	Diluted
Net income (loss) - GAAP	$363.6	21.9%	$1.83	$1.81	$(109.8)	-8.0%	$(0.54)	$(0.54)
Acquired intangible assets amortization	23.1	1.4%	0.12	0.12	44.7	3.3%	0.22	0.22
Interest and other (4)	9.3	0.6%	0.05	0.05	—	—	—	—
Restructuring and other (2)	0.4	0.0%	0.00	0.00	16.4	1.2%	0.08	0.08
Pension mark-to-market adjustment (1)	(2.5)	-0.2%	(0.01)	(0.01)	(1.2)	-0.1%	(0.01)	(0.01)
Goodwill impairment (3)	—	—	—	—	254.9	18.6%	1.25	1.24
Acquired intangible assets impairment (3)	—	—	—	—	83.3	6.1%	0.41	0.41
Exclude discrete tax adjustments (5)	(6.1)	-0.4%	(0.03)	(0.03)	11.8	0.9%	0.06	0.06
Non-GAAP tax adjustments (6)	(9.9)	-0.6%	(0.05)	(0.05)	(55.7)	-4.1%	(0.27)	(0.27)

Net income — non-GAAP	$377.9	22.8%	$1.90	$1.88	$244.4	17.8%	$1.20	$1.19

GAAP and non-GAAP weighted average common shares — basic	198.8				203.2
GAAP weighted average common shares — diluted	201.4				203.2
Exclude dilutive shares from convertible note	(0.6)				—
Include dilutive shares	—				1.7

Non-GAAP weighted average common shares — diluted	200.8				204.9

(1) Actuarial gains recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(2) Restructuring and other consists of:
	Nine Months Ended
	October 1, 2017				October 2, 2016
Employee severance	$2.0				$5.9
Contingent consideration fair value adjustment	1.8				10.5
Facility related	0.9				—
Expenses and impairment of fixed assets related to Japan earthquake	0.8				5.1
Property insurance recovery	(5.1)				(5.1)

	$0.4				$16.4

(3)	Goodwill and acquired intangible assets impairment related to Teradyne’s Wireless Test business segment.

(4)	For the nine months ended October 1, 2017, Interest and other included non-cash convertible debt interest expense.

(5)	For the nine months ended October 1, 2017 and October 2, 2016, adjustment to exclude discrete income tax items. For the nine months ended October 2, 2016, adjustment to treat Wireless Test business segment goodwill and intangible assets impairments as discrete tax items.

(6)	For periods after December 31, 2016, the non-GAAP annual effective tax rate is based on a with and without calculation with respect to non-GAAP reconciling items.

GAAP to Non-GAAP Reconciliation of Fourth Quarter 2017 guidance:

GAAP and non-GAAP fourth quarter revenue guidance:	$420 million	to	$450 million
GAAP net income per diluted share	$0.27		$0.33
Exclude acquired intangible assets amortization	0.04		0.04
Exclude non-cash convertible debt interest	0.02		0.02
Non-GAAP tax adjustment	(0.01)		(0.01)

Non-GAAP net income per diluted share	$0.31		$0.37

For press releases and other information of interest to investors, please visit Teradyne’s homepage at http://www.teradyne.com.

Contact: Teradyne, Inc.

              Andy Blanchard 978-370-2425

              Vice President of Corporate Relations